SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-Jul-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-39325            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-2, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-Jul-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1   179975721      661547   974868           0   179314174  19-Jul-99
IPP-A-2    51113542      234435   276865           0    50879107  19-Jul-99
IPP-A-3     6232000           0    33757           0     6232000  19-Jul-99
IPP-A-4     6433227           0    34847           0     6433227  19-Jul-99
IIPP-A     41265580       92329   223522           0    41173251  19-Jul-99
III-A-1    77194992     1059655   449625           0    76135337  19-Jul-99
IV-A-1    118786915     4216122   643429           0   114570793  26-Jul-99
IV-A-2      1846686           0        0           0     1856689  26-Jul-99
IV-A-3     14259450           0    77239           0    14259450  26-Jul-99
IV-A-4       740911           0        0           0      744924  26-Jul-99
I-P          139028         160        NA          0      138868  19-Jul-99
A-P          324032        1549        NA          0      322483  26-Jul-99
III-X-1     6697828           NA   39012           0     6623650  19-Jul-99
III-X-2     3251455           NA   18938           0     3089339  19-Jul-99
IV-X       20688208           NA  112061           0    20060762  26-Jul-99
C-B-1       6308046        5463    34169           0     6302583  19-Jul-99
C-B-2       3154921        2732    17089           0     3152188  19-Jul-99
C-B-3       1351852        1171     7323           0     1350681  19-Jul-99
C-B-4       1201646        1041     6509           0     1200605  19-Jul-99
C-B-5        600822         520     3254           0      600302  19-Jul-99
C-B-6        901239         780     4882           0      900459  19-Jul-99
D-B-1      10356931        7169    57616           0    10349761  26-Jul-99
D-B-2       4193259        2903    23327           0     4190356  26-Jul-99
D-B-3       2342827        1622    13033           0     2341205  26-Jul-99
D-B-4       1726293        1195     9603           0     1725098  26-Jul-99
D-B-5        739840         512     4116           0      739328  26-Jul-99
D-B-6       1602990        1110     8917           0     1601880  26-Jul-99
A-R               0           0        0           0           0  26-Jul-99
TOTAL:    532792750     6292016  3074002           0   526514750

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1    990.48849     3.64080  5.36515   986.84770 19-Jul-99
IPP-A-2    988.15958     4.53225  5.35253   983.62733 19-Jul-99
IPP-A-3   1000.00000     0.00000  5.41667  1000.00000 19-Jul-99
IPP-A-4   1000.00000     0.00000  5.41667  1000.00000 19-Jul-99
IIPP-A     997.13794     2.23103  5.40116   994.90690 19-Jul-99
III-A-1    955.05189    13.10999  5.56274   941.94190 19-Jul-99
IV-A-1     926.97992    32.90144  5.02114   894.07848 26-Jul-99
IV-A-2    1016.33817     0.00000  0.00000  1021.84334 26-Jul-99
IV-A-3    1000.00000     0.00000  5.41667  1000.00000 26-Jul-99
IV-A-4    1016.33818     0.00000  0.00000  1021.84335 26-Jul-99
I-P        996.72474     1.14679       NA   995.57795 19-Jul-99
A-P        973.99793     4.65469       NA   969.34325 26-Jul-99
III-X-1    961.37422          NA  5.59956   950.72706 19-Jul-99
III-X-2    921.20975          NA  5.36562   875.27858 19-Jul-99
IV-X       925.12746          NA  5.01111   897.06958 26-Jul-99
C-B-1      997.47721     0.86390  5.40300   996.61331 19-Jul-99
C-B-2      997.47721     0.86390  5.40300   996.61331 19-Jul-99
C-B-3      997.47721     0.86390  5.40300   996.61331 19-Jul-99
C-B-4      997.47722     0.86390  5.40300   996.61331 19-Jul-99
C-B-5      997.47720     0.86389  5.40299   996.61330 19-Jul-99
C-B-6      997.47721     0.86380  5.40300   996.61341 19-Jul-99
D-B-1      997.96979     0.69080  5.55174   997.27899 26-Jul-99
D-B-2      997.96979     0.69080  5.55174   997.27899 26-Jul-99
D-B-3      997.96979     0.69081  5.55174   997.27899 26-Jul-99
D-B-4      997.96979     0.69081  5.55174   997.27899 26-Jul-99
D-B-5      997.96980     0.69080  5.55174   997.27900 26-Jul-99
D-B-6      997.96980     0.69080  5.55174   997.27900 26-Jul-99
A-R          0.00000     0.00000  0.10000     0.00000 26-Jul-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         31-Jul-99